Exhibit 99.1

ASX Announcement

30 October 2022

Offer to purchase up to US$200,000,000 aggregate principal amount of senior secured notes

Following approval by Coronado Global Resources Inc. (“Coronado”, the “Company” ASX: CRN), its wholly owned subsidiary, Coronado Finance Pty Ltd (the “Issuer”), today commenced an offer to purchase (the “Offer”) for cash up to US$200,000,000 (the “Available Repurchase Amount”) aggregate principal amount of its 10.750% Senior Secured Notes due 2026 (the “Notes”). The Offer is being made at a purchase price equal to 104% of the aggregate principal amount thereof, plus accrued and unpaid interest up to, but excluding, the settlement date, on the terms and subject to the conditions set forth in the Offer to Purchase, to be dated October 31, 2022, New York City time, as amended from time to time (the “Offer to Purchase”), pursuant to the terms of the indenture, dated May 12, 2021 (the “Indenture”), by and among the Issuer, Coronado, and the other guarantors named therein and Wilmington Trust, National Association, as trustee (the “Trustee”), governing the Notes.

The Offer is being made to satisfy the requirements of the Indenture. Under the terms of the Indenture, prior to declaring or making any Restricted Payment (as defined in the Indenture) in reliance on certain sections therein, the Issuer is obligated to offer to purchase for cash an aggregate principal amount of Notes equal to the amount of the proposed Restricted Payment to be declared in reliance on such sections and in accordance with the mechanics set forth therein. The offer price is US$1,040.00 per US$1,000 principal amount of Notes repurchased (the “Offer Price”), excluding any accrued and unpaid interest on such Notes. The Offer will expire at 5:00 p.m., New York City time, on December 1, 2022, unless extended or earlier terminated by the Issuer (the “Expiration Time”).

Subject to the Available Repurchase Amount, for each US$1,000 principal amount of the Notes validly tendered (and not validly withdrawn) prior to the Expiration Time and accepted by the Issuer, holders of the Notes will receive cash in an amount equal to the Offer Price, plus accrued and unpaid interest to, but excluding, the settlement date. Tendered Notes may be validly withdrawn at any time prior to the Expiration Time, unless extended or earlier terminated by the Issuer. The settlement date is currently expected to be the second business day following the Expiration Time. If the aggregate principal amount of the Notes tendered in the Offer exceeds the Available Repurchase Amount, the Issuer will select the Notes, subject to the applicable procedures of the Depositary Trust Company, to be purchased on a pro rata basis with such adjustments as needed so that no Notes in an unauthorised denomination are purchased in part based on the aggregate principal amount of the Notes tendered. None of the Issuer, Coronado, their respective boards of directors (or any committee thereof), Wilmington Trust, National Association, as the depositary for the Offer, or the Trustee or their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their Notes in the Offer.

This announcement is not an offer to purchase or sell, or a solicitation of an offer to purchase or sell any securities. The Offer is being made solely pursuant to the Offer to Purchase. The Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

This announcement was authorised for release to the ASX by the Board of Coronado Global Resources Inc.

For further information please contact:

Investors Andrew Mooney P: +61 458 666 639 E: amooney@coronadoglobal.com	Media Helen McCombie Citadel Magnus P: +61 411 756 248 E: hmccombie@citadelmagnus.com

Coronado Global Resources Inc.	Level 33, Central Plaza One, 345 Queen Street
ARBN: 628 199 468	Brisbane QLD 4000

T: +61 7 3031 7777 | F: +61 7 3229 7402
www.coronadoglobal.com

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, concerning our business, operations, financial performance and condition, the coal, steel and other industries, the impact of the COVID-19 pandemic and related governmental and economic responses thereto, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as “may,” “could,” “believes,” “estimates,” “expects,” “intends,” “plans,” “anticipate,” “forecast,” “outlook,” “target,” “likely,” “considers” and other similar words.

Any forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance, events or outcomes to differ materially from the results, performance, events or outcomes expressed or anticipated in these statements, many of which are beyond our control. Such forward-looking statements are based on an assessment of present economic and operating conditions on a number of best estimate assumptions regarding future events and actions. These factors are difficult to accurately predict and may be beyond our control. Factors that could affect our results, our announced plans, including our plan to issue dividends and distributions, or an investment in our securities include, but are not limited to: the prices we receive for our coal; uncertainty in global economic conditions, including the extent, duration and impact of the Russian and Ukraine war, as well as risks related to government actions with respect to trade agreements, treaties or policies; decrease in the availability or increase in costs of key supplies, capital equipment or commodities, such as diesel fuel, steel, explosives and tires; the extensive forms of taxation that our mining operations are subject to, and future tax regulations and developments. For example, the recent amendments to the coal royalty regime announced by the Queensland State Government in Australia introducing additional higher tiers to the coal royalty rates applicable to our Australian Operations; severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges, due to future public health crisis (such as COVID-19) or otherwise, of one or more of our major customers, including customers in the steel industry, key suppliers/contractors, which among other adverse effects, could lead to reduced demand for our coal, increased difficulty collecting receivables and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; our ability to generate sufficient cash to service our indebtedness and other obligations; our indebtedness and ability to comply with the covenants and other undertakings under the agreements governing such indebtedness; our ability to collect payments from our customers depending on their creditworthiness, contractual performance or otherwise; the demand for steel products, which impacts the demand for our metallurgical, or Met, coals; risks inherent to mining, operations could impact the amount of coal produced, cause delay or suspend coal deliveries, or increase the cost of operating our business; the loss of, or significant reduction in, purchases by our largest customers; risks unique to international mining and trading operations, including tariffs and other barriers to trade; unfavorable economic and financial market conditions; our ability to continue acquiring and developing coal reserves that are economically recoverable; uncertainties in estimating our economically recoverable coal reserves; transportation for our coal becoming unavailable or uneconomic for our customers; the risk that we may be required to pay for unused capacity pursuant to the terms of our take-or-pay arrangements with rail and port operators; our ability to retain key personnel and attract qualified personnel; any failure to maintain satisfactory labor relations; our ability to obtain, renew or maintain permits and consents necessary for our operations; potential costs or liability under applicable environmental laws and regulations, including with respect to any exposure to hazardous substances caused by our operations, as well as any environmental contamination our properties may have or our operations may cause; extensive regulation of our mining operations and future regulations and developments; our ability to provide appropriate financial assurances for our obligations under applicable laws and regulations; assumptions underlying our asset retirement obligations for reclamation and mine closures; concerns about the environmental impacts of coal combustion, including possible impacts on global climate issues, which could result in increased regulation of coal combustion and requirements to reduce greenhouse gas emissions in many jurisdictions, which could significantly affect demand for our products or our securities and reduced access to capital and insurance; any cyber-attacks or other security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us, our customers or other third parties; the risk that we may not recover our investments in our mining, exploration and other assets, which may require us to recognize impairment charges related to those assets; risks related to divestitures and acquisitions; and the risk that diversity in interpretation and application of accounting principles in the mining industry may impact our reported financial results.

For additional factors affecting the business of the Issuer and the Company, refer to Part I – Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Part II – Item 1A. Risk Factors of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022 and June 30, 2022, and other filings filed by the Company with the U.S. Securities and Exchange Commission.

You are urged to carefully consider these risk factors.